Exhibit 99.1

Intercontinental Exchange Reports Fourth Quarter & Full Year 2020

15th consecutive year of record revenues

• 2020 net revenues of $6.0 billion, +16% y/y

Jeffrey C. Sprecher,

ICE Chairman & Chief Executive Officer, said,

“We are pleased to report our 15th consecutive year of record revenues and another year of double-digit earnings per share growth. In this unprecedented year, we are grateful for our customers and their trust. As we begin 2021, we are focused on applying our expertise, technology and data services to solving problems for our customers and creating value for our shareholders.”

• 2020 GAAP diluted EPS of $3.77
• 2020 adj. diluted EPS of $4.51, +16% y/y
• 2020 operating margin of 50%; adj. operating margin of 59%
• Over $1.9 billion returned to stockholders in 2020
• Completed $11 billion acquisition of Ellie Mae on September 4, 2020

ATLANTA & NEW YORK, February 4, 2021 - Intercontinental Exchange (NYSE: ICE), a leading operator of global exchanges and clearing houses and provider of mortgage technology, data and listing services, today reported financial results for the fourth quarter and full year of 2020. For the quarter ended December 31, 2020, consolidated net income attributable to ICE was $526 million on $1.7 billion of consolidated revenues less transaction-based expenses. Fourth quarter GAAP diluted earnings per share (EPS) were $0.93. Adjusted net income attributable to ICE was $639 million in the fourth quarter and adjusted diluted EPS were $1.13.

For the full year of 2020 consolidated net income attributable to ICE was $2.1 billion on $6.0 billion of consolidated revenues less transaction-based expenses. Full year 2020 GAAP diluted EPS were $3.77. On an adjusted basis, net income attributable to ICE for the year was $2.5 billion and adjusted diluted EPS were $4.51, up 16% year-over-year.

Please refer to the reconciliation of non-GAAP financial measures included in this press release for more information on our adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted EPS and free cash flow.

Scott A. Hill, ICE Chief Financial Officer, added: "In 2020 we generated record revenues, record operating income and record cash flows. This performance reflects the strength of our unique business model, the strategic investments we have made in the past and a remarkable contribution from our employees. As we enter 2021, we are well-positioned to invest in future growth and to continue building on our track record of success."

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Fourth Quarter and Full Year 2020 Business Highlights

$ (in millions)	Net Revenue	Op Margin	Adj Op Margin	Net Revenue	Op Margin	Adj Op Margin
	Full Year 2020			4Q20
Exchanges	$3,631	66%	68%	$871	63%	67%
Fixed Income and Data Services	$1,810	27%	38%	$450	27%	37%
Mortgage Technology	$595	25%	61%	$350	32%	60%
Consolidated	$6,036	50%	59%	$1,671	47%	57%

Fourth quarter consolidated net revenues were $1.7 billion up 29% year-over-year including exchange net revenues of $871 million, fixed income and data services revenues of $450 million and ICE Mortgage Technology revenues of $350 million. Consolidated operating expenses were $891 million for the fourth quarter of 2020. On an adjusted basis, consolidated operating expenses were $712 million. Consolidated operating income for the fourth quarter was $780 million and the operating margin was 47%. On an adjusted basis, consolidated operating income for the fourth quarter was $959 million and the adjusted operating margin was 57%.

Full year 2020 consolidated net revenues were $6.0 billion, up 16% year-over-year including exchange net revenues of $3.6 billion, fixed income and data services revenues of $1.8 billion and ICE Mortgage Technology revenues of $595 million. Consolidated operating expenses were $3.0 billion for 2020. On an adjusted basis, consolidated operating expenses were $2.5 billion. Consolidated operating income for the year was $3.0 billion and the operating margin was 50%. On an adjusted basis, consolidated operating income for the year was $3.5 billion and the adjusted operating margin was 59%.

ICE Exchanges Segment Results

Fourth quarter exchange net revenues were $871 million, up 7% year-over-year. Exchange operating expenses were $323 million and on an adjusted basis, were $289 million in the fourth quarter. Segment operating income for the fourth quarter was $548 million and the operating margin was 63%. On an adjusted basis, operating income was $582 million and the adjusted operating margin was 67%.

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$ (in millions)	4Q20	4Q19	% Chg
Revenue, net:
Energy	$262	$243	8%
Ags and Metals	48	57	(15)%
Financials(1)	82	80	3%
Cash Equities and Equity Options	89	73	21%
OTC and Other(2)	77	60	27%
Data and Connectivity Services	201	190	6%
Listings	112	113	(1)%
Segment Revenue	$871	$816	7%

(1) Financials include interest rates and other financial futures and options.

(2) OTC & other includes physical energy, interest income on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, technology development fees, exchange member fees, and agriculture grading and certification fees.

Full year exchange net revenues were $3.6 billion, up 10% year-over-year. Exchange operating expenses were $1.2 billion and on an adjusted basis, were $1.1 billion for the full year. Segment operating income for 2020 was $2.4 billion and the operating margin was 66%. On an adjusted basis, operating income was $2.5 billion and the adjusted operating margin was 68%.

$ (in millions)	FY20	FY19	% Chg
Revenue, net:
Energy	$1,120	$992	13%
Ags and Metals	245	251	(2)%
Financials(1)	357	332	8%
Cash Equities and Equity Options	377	298	27%
OTC and Other(2)	296	233	27%
Data and Connectivity Services	790	752	5%
Listings	446	449	(1)%
Segment Revenue	$3,631	$3,307	10%

(1) Financials include interest rates and other financial futures and options.

(2) OTC & other includes physical energy, interest income on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, technology development fees, exchange member fees, and agriculture grading and certification fees.

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Fixed Income and Data Services Segment Results

Fourth quarter fixed income and data services revenues were $450 million, up 3% year-over-year. Fixed income and data services operating expenses were $331 million and adjusted operating expenses were $284 million in the fourth quarter. Segment operating income for the fourth quarter was $119 million and the operating margin was 27%. On an adjusted basis, operating income was $166 million and the adjusted operating margin was 37%.

$ (in millions)	4Q20	4Q19	% Chg	Const Curr(1)
Revenue:
Fixed Income Execution	$14	$19	(23)%	(23)%
CDS Clearing	42	48	(12)%	(14)%
Fixed Income Data and Analytics	262	244	7%	7%
Other Data and Network Services	132	125	5%	5%
Segment Revenue	$450	$436	3%	3%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 4Q19, 1.2874 and 1.1070, respectively.

Full year 2020 fixed income and data services revenues were $1.8 billion, up 3% year-over-year. Fixed income and data services operating expenses were $1.3 billion and on an adjusted basis, were $1.1 billion for the year. Segment operating income for the full year was $492 million and the operating margin was 27%. On an adjusted basis, operating income was $691 million and the adjusted operating margin was 38%.

$ (in millions)	FY20	FY19	% Chg	Const Curr(1)
Revenue:
Fixed Income Execution	$70	$83	(15)%	(15)%
CDS Clearing	208	214	(2)%	(3)%
Fixed Income Data and Analytics	1,018	969	5%	5%
Other Data and Network Services	514	490	5%	5%
Segment Revenue	$1,810	$1,756	3%	3%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 2019, 1.2769 and 1.1195, respectively.

4

ICE Mortgage Technology Segment Results

Fourth quarter mortgage technology revenues were $350 million, including $276 million from Ellie Mae. Mortgage technology operating expenses were $237 million and adjusted operating expenses were $139 million in the fourth quarter. Segment operating income for the fourth quarter was $113 million and the operating margin was 32%. On an adjusted basis, operating income was $211 million and the adjusted operating margin was 60%.

$ (in millions)	4Q20	4Q19	% Chg
Revenue:
Origination Technology	$201	$—	n/a
Network and Closing Solutions	77	17	358%
Data and Analytics	17	—	n/a
Registrations and Other	55	29	86%
Segment Revenue	$350	$46	658%

Full year mortgage technology revenues were $595 million, including $351 million from Ellie Mae. Mortgage technology operating expenses were $443 million and adjusted operating expenses were $231 million in 2020. Segment operating income for the full year was $152 million and the operating margin was 25%. On an adjusted basis, operating income was $364 million and the adjusted operating margin was 61%.

$ (in millions)	FY20	FY19	% Chg
Revenue:
Origination Technology	$253	$—	n/a
Network and Closing Solutions	158	36	331%
Data and Analytics	22	—	n/a
Registrations and Other	162	103	56%
Segment Revenue	$595	$139	324%

Other Matters

•	ICE repurchased $1.2 billion of its common stock and paid $669 million in dividends in 2020.
•	Unrestricted cash was $583 million and outstanding debt was $16.5 billion as of December 31, 2020.
•	Operating cash flow for 2020 was $2.9 billion, up 8% from $2.7 billion one year ago. 2020 free cash flow was $2.4 billion, up 4% from one year ago.
•	The effective tax rate for the fourth quarter was 22%.

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Financial Guidance

	GAAP	Non-GAAP
2021 Operating Expenses	$3.465 - $3.515 billion	$2.830 - $2.880 billion(1)
1Q21 Operating Expenses	$885 - $895 million	$720 - $730 million(1)
1Q21 Non-Operating Expense(2)	$97 - $102 million	$105 - $110 million
2021 Capital Expenditures	$400 - $430 million for operational, non-operational capital expenditures and capitalized development
2021 Effective Tax Rate	22.5% - 24.5%(3)
1Q21 Weighted Average Shares Outstanding	562 - 568 million shares

(1) 2021 and 1Q21 non-GAAP operating expenses exclude amortization of acquisition-related intangibles and integration expenses.

(2) Non-operating expense includes interest income, interest expense and net other income. Non-GAAP non-operating expense excludes the equity earnings from OCC.

(3) This represents 2021 full year guidance for both the GAAP and non-GAAP effective tax rates but note that the GAAP effective tax rate is more susceptible to diverging from this guidance based on items outside the normal course of business that are adjusted for to derive our non-GAAP results. Such items can be unknown, unpredictable or uncertain, requiring unreasonable efforts to determine with any precision and which could potentially be confusing or misleading.

Earnings Conference Call Information

ICE will hold a conference call today, February 4, at 8:30 a.m. ET to review its fourth quarter 2020 financial results. A live audio webcast of the earnings call will be available on the company's website at www.theice.com in the investor relations section. Participants may also listen via telephone by dialing 888-317-6003 from the United States, 866-284-3684 from Canada or 412-317-6061 from outside of the United States and Canada. Telephone participants are required to provide the participant entry number 0682536 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company's website for replay.

The conference call for the first quarter 2021 earnings has been scheduled for April 29 at 8:30 a.m. ET. Please refer to the Investor Relations website at www.ir.theice.com for additional information.

Historical futures, options and cash ADV, rate per contract, open interest data and CDS cleared information can be found at: http://ir.theice.com/investors-and-media/supplemental-volume-info/default.aspx

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Consolidated Statements of Income

(In millions, except per share amounts)

	Twelve Months Ended December 31,		Three Months Ended December 31,
Revenues:	2020	2019	2020	2019
Exchanges	$5,839	$4,652	$1,433	$1,185
Fixed income and data services	1,810	1,756	450	436
Mortgage technology	595	139	350	46
Total revenues	8,244	6,547	2,233	1,667
Transaction-based expenses:
Section 31 fees	622	379	157	105
Cash liquidity payments, routing and clearing	1,586	966	405	264
Total revenues, less transaction-based expenses	6,036	5,202	1,671	1,298
Operating expenses:
Compensation and benefits	1,188	1,042	339	274
Professional services	144	125	44	28
Acquisition-related transaction and integration costs	105	2	15	1
Technology and communication	549	469	161	123
Rent and occupancy	81	68	22	16
Selling, general and administrative	185	161	53	45
Depreciation and amortization	751	662	257	189
Total operating expenses	3,003	2,529	891	676
Operating income	3,033	2,673	780	622
Other income (expense):
Interest income	10	35	1	8
Interest expense	(357)	(285)	(112)	(71)
Other income, net	80	58	5	28
Other income (expense), net	(267)	(192)	(106)	(35)
Income before income tax expense	2,766	2,481	674	587
Income tax expense	658	521	146	134
Net income	$2,108	$1,960	$528	$453
Net income attributable to non-controlling interest	(19)	(27)	(2)	(5)
Net income attributable to Intercontinental Exchange, Inc.	$2,089	$1,933	$526	$448

Earnings per share attributable to Intercontinental Exchange, Inc. common stockholders:
Basic	$3.79	$3.44	$0.94	$0.81
Diluted	$3.77	$3.42	$0.93	$0.80
Weighted average common shares outstanding:
Basic	552	561	561	556
Diluted	555	565	564	560

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Consolidated Balance Sheets

(In millions)

	As of	As of
	December 31, 2020	December 31, 2019
Assets:
Current assets:
Cash and cash equivalents	$583	$841
Short-term restricted cash and cash equivalents	1,000	943
Customer accounts receivable, net	1,230	988
Margin deposits, guaranty funds and delivery contracts receivable	84,083	64,987
Prepaid expenses and other current assets	323	220
Total current assets	87,219	67,979
Property and equipment, net	1,713	1,536
Other non-current assets:
Goodwill	21,291	13,342
Other intangible assets, net	14,408	10,258
Long-term restricted cash and cash equivalents	408	404
Other non-current assets	1,161	974
Total other non-current assets	37,268	24,978
Total assets	$126,200	$94,493

Liabilities and Equity:
Current liabilities:
Accounts payable and accrued liabilities	$639	$505
Section 31 fees payable	207	138
Accrued salaries and benefits	346	291
Deferred revenue	158	129
Short-term debt	2,411	2,569
Margin deposits, guaranty funds and delivery contracts payable	84,083	64,987
Other current liabilities	155	197
Total current liabilities	87,999	68,816
Non-current liabilities:
Non-current deferred tax liability, net	3,563	2,314
Long-term debt	14,126	5,250
Accrued employee benefits	206	198
Non-current operating lease liability	320	281
Other non-current liabilities	359	270
Total non-current liabilities	18,574	8,313
Total liabilities	106,573	77,129
Commitments and contingencies
Redeemable non-controlling interests in consolidated subsidiaries	93	78
Equity:
Intercontinental Exchange, Inc. stockholders’ equity:
Common stock	6	6
Treasury stock, at cost	(5,200)	(3,879)
Additional paid-in capital	13,845	11,742
Retained earnings	11,039	9,629
Accumulated other comprehensive loss	(192)	(243)
Total Intercontinental Exchange, Inc. stockholders’ equity	19,498	17,255
Non-controlling interest in consolidated subsidiaries	36	31
Total equity	19,534	17,286
Total liabilities and equity	$126,200	$94,493

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Non-GAAP Financial Measures and Reconciliation
We use non-GAAP measures internally to evaluate our performance and in making financial and operational decisions. When viewed in conjunction with our GAAP results and the accompanying reconciliation, we believe that our presentation of these measures provides investors with greater transparency and a greater understanding of factors affecting our financial condition and results of operations than GAAP measures alone. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparison of results because the items described below as adjustments to GAAP are not reflective of our core business performance. These financial measures are not in accordance with, or an alternative to, GAAP financial measures and may be different from non-GAAP measures used by other companies. We use these adjusted results because we believe they more clearly highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our core operating performance. We strongly recommend that investors review the GAAP financial measures and additional non-GAAP information included in our Annual Report on Form 10-K, including our consolidated financial statements and the notes thereto.

Adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income attributable to ICE common stockholders, adjusted diluted earnings per share and free cash flow for the periods presented below are calculated by adding or subtracting the adjustments described below, which are not reflective of our cash operations and core business performance, and their related income tax effect and other tax adjustments (in millions, except for per share amounts):

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Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019	2020	2019	2020	2019
Total revenues, less transaction-based expenses	$3,631	$3,307	$1,810	$1,756	$595	$139	$6,036	$5,202
Operating expenses	1,242	1,140	1,318	1,317	443	72	3,003	2,529
Less: Amortization of acquisition-related intangibles	74	68	191	225	123	16	388	309
Less: Transaction and integration costs and acquisition-related success fees	12	—	—	—	89	—	101	—
Less: Impairment of developed software	11	—	—	—	—	—	11	—
Less: Impairment of exchange registration intangible assets on ICE Futures Singapore	—	31	—	—	—	—	—	31
Less: Accruals relating to a regulatory settlement	—	—	8	—	—	—	8	—
Adjusted operating expenses	$1,145	$1,041	$1,119	$1,092	$231	$56	$2,495	$2,189
Operating income	$2,389	$2,167	$492	$439	$152	$67	$3,033	$2,673
Adjusted operating income	$2,486	$2,266	$691	$664	$364	$83	$3,541	$3,013
Operating margin	66%	66%	27%	25%	25%	48%	50%	51%
Adjusted operating margin	68%	69%	38%	38%	61%	59%	59%	58%

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Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,
	2020	2019	2020	2019	2020	2019	2020	2019
Total revenues, less transaction-based expenses	$871	$816	$450	$436	$350	$46	$1,671	$1,298
Operating expenses	323	323	331	330	237	23	891	676
Less: Amortization of acquisition-related intangibles	21	16	47	54	85	5	153	75
Less: Transaction and integration costs	2	—	—	—	13	—	15	—
Less: Impairment of developed software	11	—	—	—	—	—	11	—
Less: Impairment of exchange registration intangible assets on ICE Futures Singapore	—	31	—	—	—	—	—	31
Adjusted operating expenses	$289	$276	$284	$276	$139	$18	$712	$570
Operating income	$548	$493	$119	$106	$113	$23	$780	$622
Adjusted operating income	$582	$540	$166	$160	$211	$28	$959	$728
Operating margin	63%	60%	26%	24%	32%	51%	47%	48%
Adjusted operating margin	67%	66%	37%	37%	60%	61%	57%	56%

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Adjusted Net Income Attributable to ICE and EPS

(In millions)

	Twelve Months Ended 12/31/2020	Twelve Months Ended 12/31/2019
Net income attributable to ICE common stockholders	$2,089	$1,933
Add: Amortization of acquisition-related intangibles	388	309
Add: Transaction and integration costs and acquisition-related success fees	101	—
Less: Gain on equity investments	(55)	—
Add: Extinguishment of 2020 Senior Notes	14	—
Add: Pre-acquisition interest expense on debt issued for Ellie Mae acquisition	5	—
Less: Impairment of developed software	11	—
Add: Impairment of CAT promissory notes	2	16
Add: Impairment of exchange registration intangible assets on ICE Futures Singapore	—	31
Add: Accrual for potential legal settlements	30	—
Add: Accruals relating to a regulatory settlement	8	—
Less: Income tax effect for the above items	(129)	(90)
Add/(Less): Deferred tax adjustments on acquisition-related intangibles	36	(8)
Add: Other tax adjustments	—	3
Adjusted net income attributable to ICE common stockholders	$2,500	$2,194

Basic earnings per share attributable to ICE common stockholders	$3.79	$3.44
Diluted earnings per share attributable to ICE common stockholders	$3.77	$3.42

Adjusted basic earnings per share attributable to ICE common stockholders	$4.53	$3.91
Adjusted diluted earnings per share attributable to ICE common stockholders	$4.51	$3.88

Basic weighted average common shares outstanding	552	561
Diluted weighted average common shares outstanding	555	565

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Adjusted Net Income Attributable to ICE and EPS

(In millions)

(Unaudited)

	Three Months Ended 12/31/2020	Three Months Ended 12/31/2019
Net income attributable to ICE	$526	$448
Add: Amortization of acquisition-related intangibles	153	75
Add: Transaction and integration costs	15	—
Add: Impairment of exchange registration intangible assets on ICE Futures Singapore	—	31
Less: Gain on equity investments	(55)	—
Add: Impairment of developed software	11	—
Add: Accrual for potential legal settlements	30	—
Less: Income tax effect related to the items above	(44)	(25)
Add: Deferred tax adjustments on acquisition-related intangibles	3	5
Adjusted net income attributable to ICE	$639	$534

Basic earnings per share	$0.94	$0.81
Diluted earnings per share	$0.93	$0.80

Adjusted basic earnings per share	$1.14	$0.96
Adjusted diluted earnings per share	$1.13	$0.95

Basic weighted average common shares outstanding	561	556
Diluted weighted average common shares outstanding	564	560

Free Cash Flow Calculation

(In millions)

(Unaudited)

	Twelve Months Ending December 31, 2020	Twelve Months Ending December 31, 2019
Cash flow from operations	$2,881	$2,659
Less: Capital expenditures and capitalized software development costs	(410)	(305)
Less: Section 31 fees, net	(69)	(34)
Free cash flow	$2,402	$2,320
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About Intercontinental Exchange

Intercontinental Exchange (NYSE: ICE) is a Fortune 500 company and provider of marketplace infrastructure, data services and technology solutions to a broad range of customers including financial institutions, corporations and government entities. We operate regulated marketplaces, including the New York Stock Exchange, for the listing, trading and clearing of a broad array of derivatives contracts and financial securities across major asset classes. Our comprehensive data services offering supports the trading, investment, risk management and connectivity needs of customers around the world and across asset classes. As a leading technology provider for the U.S. residential mortgage industry, ICE Mortgage Technology provides the technology and infrastructure to transform and digitize U.S. residential mortgages, from application and loan origination through to final settlement.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located here. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 -- Statements in this press release regarding ICE's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE's Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in ICE's Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on February 4, 2021.

SOURCE: Intercontinental Exchange

ICE-CORP

ICE Investor Relations Contact:

Warren Gardiner

+1 770 835 0114

warren.gardiner@theice.com

investors@theice.com

ICE Media Contact:

Josh King

+1 212 656 2490

josh.king@theice.com

media@theice.com

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